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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 23, 1997

                             CalEnergy Company, Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                          1-9874                  94-2213782
   (State or other                   (Commission              (IRS Employer
   jurisdiction of                   File Number)            Identification No.)
   incorporation)


                302 South 36th Street, Suite 400, Omaha, NE 68131
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (402) 341-4500



                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On October 20, 1997 the Registrant announced the consummation of its public offering of 17.1 million shares of its common stock, par value $.0675 (the "Common Stock"), and the concurrent sale of 2 million shares of Common Stock to a trust affiliated with Walter C. Scott, Jr., Chairman of Peter Kiewit Sons', Inc. A press release with respect to the consummation of such offering and direct sale is attached hereto as Exhibit 99.1.

On October 23, 1997 the Registrant announced the pricing of its offering of $350,000,000 aggregate principal amount of its 7.63% Senior Notes due 2007. A press release with respect to the pricing of such offering is attached hereto as
Exhibit 99.2. Pursuant to such offering, on October 23, 1997, the Registrant entered into an Underwriting Agreement and an Indenture (each as referred to below), copies of which are attached hereto as Exhibit 1.5 and Exhibit 4.1, respectively. On October 28, 1997, the Registrant expects to enter into a First Supplemental Indenture (as referred to below), the form of which is attached hereto as Exhibit 4.2.

Item 7.  Financial Statements and Exhibits.

 (c)  Exhibits:

         The following exhibits are filed as part of this report

         1.5 Underwriting Agreement, dated October 23, 1997, among the Company and Lehman Brothers Inc., Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.

         4.1 Indenture, dated as of October 15, 1997, among the Company and IBJ Schroder Bank & Trust Company, as Trustee.

         4.2 Form of First Supplemental Indenture, dated as of October 28, 1997, among the Company and IBJ Schroder Bank & Trust Company, as Trustee.

         99.1     Press Release of the Company, dated October 20, 1997.

         99.2     Press Release of the Company, dated October 23, 1997.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CalEnergy Company, Inc.



                                            By:  /s/ Douglas L. Anderson
                                                 Douglas L. Anderson
                                                 Assistant Secretary and
                                                 Assistant General Counsel


Dated:  October 27, 1997










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                                  Exhibit Index


Exhibit No.       Description
-----------       -----------
1.5               Underwriting Agreement, dated October 23, 1997, among the
                  Company and Lehman Brothers Inc., Credit Suisse First Boston
                  Corporation and Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated, as underwriters.

4.1 Indenture, dated as of October 15, 1997, among the Company and IBJ Schroder Bank & Trust Company, as Trustee.

4.2 Form of First Supplemental Indenture, dated as of October 28, 1997, among the Company and IBJ Schroder Bank & Trust Company, as Trustee.

99.1              Press Release of the Company, dated October 20, 1997.

99.2              Press Release of the Company, dated October 23, 1997.